SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 28, 2011
Ford Credit Auto Owner Trust 2011-A
(Issuer of the notes)
Ford Credit Auto Receivables Two LLC
(Depositor)
Ford Motor Credit Company LLC
(Exact name of Sponsor as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

333-167489-02	27-6811746

(Commission File Number)	(IRS Employer Identification No.)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC c/o Ford Motor Company World Headquarters, Suite 801-C1 One American Road Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 313-594-3495
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-5.1
EX-8.1

Item 8.01	Other Events
In connection with the issuance by Ford Credit Auto Owner Trust 2011-A (the “Trust”) of the asset backed securities (the “Notes”) described in the Prospectus Supplement, dated January 25, 2011, and the Prospectus, dated January 21, 2011, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Receivables Two LLC, as registrant (the “Registrant”), the documents listed in Item 9.01(d) below are being filed.
The Notes were issued on January 28, 2011 and are registered under the Registration Statement filed by the Registrant with the Securities and Exchange Commission under the file number 333-167489.
This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement. Copies of the legality and tax opinions delivered by Katten Muchin Rosenman LLP, counsel to the Registrant, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits:

Exhibit No.	Description
Exhibit 5.1	Opinion of Katten Muchin Rosenman LLP with respect to legality.
Exhibit 8.1	Opinion of Katten Muchin Rosenman LLP with respect to federal income tax matters.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

FORD CREDIT AUTO OWNER TRUST 2011-A
By:	FORD MOTOR CREDIT COMPANY LLC, as Servicer

By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

Dated: January 28, 2011

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 5.1	Opinion of Katten Muchin Rosenman LLP with respect to legality
Exhibit 8.1	Opinion of Katten Muchin Rosenman LLP with respect to federal income tax matters

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